UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2004

VALERO ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13175 (Commission File Number)	74-1828067 (IRS Employer Identification No.)

One Valero Place San Antonio, Texas (Address of principal executive offices)		78212 (Zip Code)

Registrant’s telephone number, including area code: (210) 370-2000

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURE
EXHIBIT INDEX
Slide Presentation
Press Release

Item 5. Other Events.

     On February 4, 2004, Valero Energy Corporation (the “Company”) announced that it had entered into an agreement to purchase El Paso Corporation’s refinery and related businesses located on the island of Aruba in the Caribbean Sea (the “Aruba operations”). Copies of slides regarding the pending acquisition that the Company intends to present from time to time to certain of its investors are attached as Exhibit 99.1 and are incorporated herein by reference.

Safe Harbor Statement

     The slides contain certain estimates, predictions, projections, assumptions and other “forward-looking statements” (as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) that involve various risks and uncertainties. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect Valero’s current judgment regarding the direction of its business, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested. These forward-looking statements can generally be identified by the words “anticipate,” “believe,” “expect,” “plan,” “intend,” “estimate,” “project,” “budget,” “forecast,” “will,” “could,” “should,” “may” and similar expressions. These forward-looking statements include, among other things, statements regarding:

•	planned future operations and expected financial results of the Aruba refinery and related assets and their expected effect on the results of operations of Valero;

•	anticipated trends in the supply of and demand for crude oil and other feedstocks and refined products in the United States, Canada and elsewhere;

•	Valero’s anticipated level of capital investments;

•	expectations regarding and the effects of environmental and other regulatory initiatives;

•	expectations regarding feedstock costs;

•	future refining margins; and

•	the effect of general economic and other conditions on refining fundamentals.

     Valero’s forward-looking statements are based on its beliefs and assumptions derived from information available at the time the statements are made. Differences between actual results and any future performance suggested in these forward-looking statements could result from a variety of factors, including the following:

•	acts of terrorism aimed at either Valero’s facilities or other facilities that could impair Valero’s ability to produce and/or transport refined products or receive foreign feedstocks;

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•	political conditions in crude oil producing regions, including the Middle East and South America;

•	the domestic and foreign supplies of refined products such as gasoline, diesel fuel, jet fuel, home heating oil and petrochemicals;

•	the domestic and foreign supplies of crude oil and other feedstocks;

•	the ability of the members of the Organization of Petroleum Exporting Countries to agree on and to maintain crude oil price and production controls;

•	the level of consumer demand, including seasonal fluctuations;

•	refinery overcapacity or undercapacity;

•	the actions taken by competitors, including both pricing and the expansion and retirement of refining capacity in response to market conditions;

•	environmental and other regulations at both the state and federal levels and in foreign countries;

•	the level of foreign imports of refined products;

•	accidents or other unscheduled shutdowns affecting Valero’s refineries, machinery, pipelines or equipment, or those of Valero’s suppliers or customers;

•	changes in the cost or availability of transportation for feedstocks and refined products;

•	the price, availability and acceptance of alternative fuels and alternative-fuel vehicles;

•	cancellation of or failure to implement planned capital projects and realize the various assumptions and benefits projected for such projects or cost overruns in constructing such planned capital projects;

•	earthquakes, hurricanes, tornadoes and irregular weather, which can unforeseeably affect the price or availability of natural gas, crude oil and other feedstocks and refined products;

•	rulings, judgments or settlements in litigation or other legal or regulatory matters, including unexpected environmental remediation costs in excess of any reserves or insurance coverage;

•	the introduction or enactment of federal or state legislation which may adversely affect Valero’s business or operations;

•	changes in the credit ratings assigned to Valero’s debt securities and trade credit;

•	changes in the value of the Canadian dollar relative to the U.S. dollar; and

•	overall economic conditions and other factors set forth in Valero’s SEC filings.

     Any one of these factors, or a combination of these factors, could materially affect Valero’s future results of operations and whether any forward-looking statements ultimately prove to be accurate. Valero’s forward-looking statements are not guarantees of future performance, and actual results and future performance may differ materially from those suggested in any forward-looking statements. Valero does not intend to update these statements unless it is required by the securities laws to do so.

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     All subsequent written and oral forward-looking statements attributable to Valero or persons acting on its behalf are expressly qualified in their entirety by the foregoing. Valero undertakes no obligation to publicly release the results of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

99.1	Slide Presentation Regarding Valero Energy Corporation’s Pending Acquisition of the Aruba Refinery and Related Businesses.

99.2	Press Release dated February 4, 2004.

Item 9. Regulation FD Disclosure.

     On February 4, 2004, the Company issued a press release announcing that it had entered into an agreement to purchase El Paso Corporation’s Aruba operations. A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference.

     The press release is being furnished, not filed, pursuant to Item 9. Accordingly, the press release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference.

     The press release contains certain estimates, predictions, projections, assumptions and other “forward-looking statements” (as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) which are subject to and qualified by the Safe Harbor Statement provided in Item 5 above.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY CORPORATION
Date: February 4, 2004	By:	/s/ Jay D. Browning
Jay D. Browning
Vice President and Secretary

EXHIBIT INDEX

Number	Exhibit
99.1	Slide Presentation Regarding Valero Energy Corporation’s Pending Acquisition of the Aruba Refinery and Related Businesses.

99.2	Press Release dated February 4, 2004.